Summary Prospectus

Royce Total Return Fund | May 1, 2020

RYTCX Consultant Class Symbol | RTRRX R Class Symbol

Before you invest, please review the Fund's Statutory Prospectus and Statement of Additional Information dated May 1, 2020. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund's Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.royceinvest.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www. royceinvest.com/contact, or by contacting your financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with Royce if you invest directly with the Funds.

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Summary Prospectus | May 1, 2020

Royce Total Return Fund

RYTCX Consultant Class Symbol | RTRRX R Class Symbol

Investment Goals

Royce Total Return Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	CONSULTANT CLASS	R CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution (12b-1) fees	1.00%	0.50%
Other expenses	0.20%	0.34%
Acquired fund fees and expenses	0.02%	0.02%
Total annual Fund operating expenses	2.22%	1.86%

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	CONSULTANT CLASS	R CLASS
1 Year	$225	$189
3 Years	$694	$585
5 Years	$1,190	$1,006
10 Years	$2,554	$2,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Royce Total Return Fund

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in dividend-paying securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce believes that regular dividend payments are often a positive signal that may indicate attractive attributes including a stable business model, shareholder-friendly management, disciplined capital allocation practices, and a conservative financial culture. The Fund seeks to achieve its investment objectives by primarily investing in dividend-paying securities, favoring companies with low leverage, below-average valuations, and a history of above-average profitability. A portion of the Fund (less than 10% of net assets) is managed using a systematic multi-factor selection process that is derived from the quality and value investment philosophy that the Fund’s Portfolio Managers use to manage the remainder of the Fund. While this multi-factor process provides guidance, an Assistant Portfolio Manager has discretion for which buys and sells are executed. The Lead Portfolio Manager oversees investments across the entire Fund.

Normally, the Fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by small-cap companies at the time of investment. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by the Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.

To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings. In particular, if the Fund overweights its investments in the finance sector or its related industries, the Fund will be more vulnerable to adverse developments affecting finance-related companies, including, among other things, changes in government regulations, interest rate levels, and general economic conditions.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 and Russell 2000 Value Indexes, the Fund’s benchmark indexes. The

2 | The Royce Fund Summary Prospectus 2020

Royce Total Return Fund

returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 12.05% (quarter ended 12/31/11) and the lowest return for a calendar quarter was -17.23% (quarter ended 9/30/11).

The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.royceinvest.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns
As of 12/31/19 (%)
	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	22.18	6.44	9.27
Return After Taxes on Distributions	19.97	3.60	7.23
Return After Taxes on Distributions and Sale of
Fund Shares	14.70	4.70	7.32
R Class
Return Before Taxes	22.66	6.83	9.70
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	25.52	8.23	11.83
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	22.39	6.99	10.56

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Charles M. Royce is the Fund’s lead portfolio manager. Portfolio Manager Jay S. Kaplan manages the Fund with him. They are assisted by Portfolio Managers George Necakov and Chris E. Flynn. Mr. Royce has been the portfolio manager since the Fund’s inception. Mr. Kaplan has been portfolio manager since 2011 and was previously assistant portfolio manager (2005-2011). Mr. Necakov became assistant portfolio manager in 2005, and Mr. Flynn became assistant portfolio manager in 2007.

How to Purchase and Sell Fund Shares

The Fund’s R Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

You may sell shares purchased directly from The Royce Funds at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2020 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.royceinvest.com/literature and by phone.

Statement of Additional Information (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.royceinvest.com

RTR-CR-0520